STOCK OPTION AGREEMENT

     THIS AGREEMENT is made as of May 1, 2000, by and between PC Universe, Inc. ("Optionee"), and Michael T. Williams ("Grantor").

                                    RECITALS

     WHEREAS, Grantor desires to grant to Optionee and Optionee desires to obtain an option (the "Option") to acquire from Grantor 225,000 shares (the "Shares") of Common Stock of PC Universe, Inc. (the "Corporation"); and

         WHEREAS, the parties hereto desire to document their understanding regarding the Option to purchase the Shares.

     NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

         1.       Grant of and Consideration for Option.  Grantor  hereby grants
                  -------------------------------------
to  Optionee  the  Option  to  acquire  the  Shares   from  Grantor for  and  in
consideration as specified in paragraphs 2 and 3 below.

         2.       Exercise  of Option  and Option  Price of Shares.  The  Option
                  ---------------------------------------------
shall be exercisable as follows:

------------------------------------ ----------------------------------- ---------------------------------
               When                           Number of Shares                   Price per Share
------------------------------------ ----------------------------------- ---------------------------------
------------------------------------ ----------------------------------- ---------------------------------
First calendar month after first     150,000                             $1.00
trade on Bulletin Board

------------------------------------ ----------------------------------- ---------------------------------
------------------------------------ ----------------------------------- ---------------------------------
Second calendar month after first    100,000                             $1.50
trade on Bulletin Board

------------------------------------ ----------------------------------- ---------------------------------
------------------------------------ ----------------------------------- ---------------------------------
Third calendar month after first     100,000                             $2.00
trade on Bulletin Board

------------------------------------ ----------------------------------- ---------------------------------
------------------------------------ ----------------------------------- ---------------------------------
Fourth calendar month after first    Balance of shares owned             $2.50
trade on Bulletin Board

------------------------------------ ----------------------------------- ---------------------------------

         All payments must be made by wire transfer to:


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


WILLIAMS LAW GROUP, P.A.
Account Number:  7522000112
ABA 066009650 Northern Trust Bank, N.A.
Miami, FL

         The option for any shares not acquired under each monthly option period shall roll over to the following month but shall only be exercisable at the higher price. Example: 100,000 shares exercised in month 1. In month 2, 150,000 shares [the 100,000 shares for such month and the 50,000 roll over shares] are exercisable, but only at the $1.50 price.

         The option for any shares, including all roll over shares, not acquired under the option at the end of 4 months shall terminate the last business day of such fourth month, and ownership of those shares by Grantor shall be absolute and not subject to any further option thereafter.

         Simultaneous with the execution of this Option, Optionee has secured and option with the same terms from Rob Rill and has granted options to Lambo Investments, Ltd. and JB Brown, Ltd. Optionee has entered into a merger agreement with First Irving Strategic Group, Inc. First Irving has agreed to register the shares underlying these options on Form SB-2, which will be filed before the effective date of this registration statement. This registration statement will also register shares of Mr. Williams and Mr. Rill for resale in the event the options are not fully exercised. First Irving has agreed to keep the registration statement effective as long as necessary to permit resale of these shares. First Irving has agreed that all funds received upon exercise of the options by Lambo Investments, Ltd. and JB Brown, Ltd. shall be used to exercise the options with Mr. Williams and Mr. Rill on a pro-rata basis. Optionee will be subject to this obligation following the closing of the merger.

         3.       Method of Exercise.  The Option shall be exercisable by a
                   ------------------
written notice signed by an authorized representative of Optionee. All funds wired to pay for the shares must be clear and available by the close of business on or before the last business day of each option period in order for the option to be exercised.

         4.       No Assignability of Option.  The Option may not be assigned by
                  --------------------------
Optionee.


         5.       Agreement of Grantor.
                  --------------------

o RESTRICTIONS ON DISPOSITION. Grantor hereby agrees, except as permitted in this point 1 and in point 2 below, not to, directly or indirectly, offer to sell, contract to sell, transfer, assign, cause to be redeemed or otherwise sell or dispose of any of the


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              Corporation Shares (collectively, a "Disposition"). Grantor hereby agrees and consents to the entry of stop transfer instructions with Corporation's transfer agent against the transfer of the Corporation Shares except in compliance with this Agreement. Notwithstanding the foregoing, Grantor may pledge, hypothecate or otherwise grant a security interest in all or a portion of the Corporation Shares during the term of this Agreement; provided, however, that any person or entity receiving such shares in pledge or hypothecation or granted a security interest in such shares, shall be subject to all of the restrictions on Disposition of such shares imposed by this Agreement to the same extent as Grantor.

o PERMITTED DISPOSITIONS. During each one month period occurring subsequent to the first day of trading on the Bulletin Board, Grantor may effect one or more Dispositions of that number of Corporation Shares that, taken together with any other Dispositions effected during such month period, does not exceed 20,000 shares. None of the restrictions on Disposition contained herein shall apply to a bona fide gift or gifts, or to transfers to family members of Grantor, of the Corporation Shares, provided the donee, donees or transferees thereof agree to be bound by the restrictions on Disposition contained in this Agreement.

o EXPIRATION OF LOCK-UP. On the day that is 360 days after the first day of trading on the Bulletin Board, all restrictions on Disposition imposed hereunder shall expire and shall not apply to any of the Corporation Shares.

         6.       Survival   of   Representations   and   Warranties.   The
                  ------------------------------------------
representations, warranties, covenants and agreements set forth herein shall be continuous and shall survive the termination of this Agreement or any part thereof.

         7.       Miscellaneous.
                  -------------

                  a.       Entire Agreement.  This Agreement contains the entire
                           ----------------
         understanding between the parties hereto with respect to the transactions contemplated hereby, and this Agreement supersedes in all respects all written or oral understandings and agreements heretofore existing between the parties hereto.

                  b.       Counterparts.   This Agreement may be executed in one
                            ------------
         or more counterparts, and all such counterparts shall constitute one and the same instrument.

                  c.       Notices.    All   notices,   consents,   requests,
                           -------
         instructions, approvals and other communications provided for herein and all legal process with regard hereto shall be in writing and shall be deemed to have been duly given, when delivered by hand or three (3) days after deposited into the United States mail, by registered or certified mail, return receipt requested, postage prepaid.

                  d.       Additional Documents.  At any time and from time, the
                            --------------------
         parties hereto shall execute such documents as are necessary to effect this Agreement.

                  e. Jurisdiction; Venue. The parties to this Agreement agree that jurisdiction and venue shall properly lie in the
         Thirteenth   Judicial  Circuit  of the  State of  Florida,   in and for
         Hillsborough County, Florida, or in the United States District Court for the Middle District of Florida (Tampa Division), with respect to any legal proceedings arising from this Agreement.

                  f. Attorneys' Fees. In the event any suit or legal proceeding is brought for the enforcement of any of the provisions of this Agreement, the parties hereto agree that the prevailing party or parties shall be entitled to recover from the other party or parties upon final judgment on the merits reasonable attorneys' fees, including attorneys' fees for any appeal, and costs incurred in bringing such suit or proceeding.

                  g.       Governing Law. This Agreement has been negotiated and
                            -------------
         prepared and shall be performed in the State of Florida, and the validity, construction and enforcement of, and the remedies under, this Agreement shall be governed in accordance with the laws of the State of Florida.


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

         IN WITNESS WHEREOF, the parties have executed this Agreement the day and year first above written.

                                        OPTIONEE:


                                        --------------------------------


                                        GRANTOR:

                                        ---------------------------------
                                        Michael T. Williams